UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 27, 2011
                                                         -----------------

                       CORNERSTONE FINANCIAL CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

        NEW JERSEY                    000-53576               80-0282551
        ----------                    ---------               ----------
(State or other jurisdiction         (Commission          (IRS Employer
 of incorporation)                    File Number)         Identification No.)

         6000 MIDLANTIC DRIVE
     MT. LAUREL, NEW JERSEY 08054                         08054
     ----------------------------                         -----
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code (856) 439-0300

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.         UNREGISTERED SALES OF EQUITY SECURITIES

         On December 27, 2011, the Registrant sold 10,000 shares of the Registrant's Series B Preferred Stock (the "Shares") for aggregate consideration of $200 thousand in a transaction not registered under the Securities Act of
1933, as amended (the "Securities Act").   There were no underwriting discounts
or commissions on the sale. The Shares were issued by the Registrant in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Shares were issued privately without general solicitation. The Shares are non-voting (except in limited circumstances as required by law), bear a stated value of $20 per share, and accrue a non-cumulative dividend at a rate of 7% payable quarterly. The Shares may be redeemed by the Registrant any time after three (3) years from the issuance date, at the stated value plus any declared but unpaid dividends. The terms of the Shares are set forth in Exhibit 3(i) hereto.

The Shares shall be automatically and mandatorily convertible, without any further action by the Registrant or the holder, into shares of the Registrant's common stock upon the completion of an offering of the Registrant's common stock in which at least $5 million in gross proceeds, however accomplished, is raised. The Shares shall be convertible into such number of shares of the Registrant pursuant to the ratio of the $20 stated value of the Shares divided by the purchase price in the offering (as such shall be determined by the Board of Directors at the time of the offering).



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits.  The following is filed as an Exhibit to this Current
                       Report on Form 8-K:

         3(i) Certificate of Amendment to the Registrant's Certificate of Incorporation designating the Series B Preferred Stock.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             CORNERSTONE FINANCIAL CORPORATION
                                             ---------------------------------
                                             (Registrant)




Dated: December 27, 2011                     By: /s/ Keith Winchester
                                             -----------------------------------
                                             Keith Winchester
                                             Executive Vice President and Chief
                                             Financial Officer